UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 14(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 2, 2013

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On May 2, 2013, Marsh & McLennan Companies, Inc. issued a press release reporting financial results for the first quarter ended March 31, 2013, and announcing that a conference call to discuss such results will be held at 8:30 a.m. EST on May 2, 2013.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  For purposes of Section 18 of the Securities Exchange Act of 1934, the press release is deemed furnished not filed.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

99.1      Press release issued by Marsh & McLennan Companies, Inc. on May 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Luciana Fato
Name:	Luciana Fato
Title:	Deputy General Counsel &
Corporate Secretary

Date:     May 2, 2013

EXHIBIT INDEX

Exhibit No.           Exhibit

99.1	Press release issued by Marsh & McLennan Companies, Inc. on May 2, 2013.

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